Exhibit 99.1
Filed by Denbury Resources Inc.
Pursuant to Rule 425 under the Securities Act of 1933
And Deemed Filed Pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: Encore Acquisition Company
Commission File No.: 001-16295

Corporate Headquarters Denbury Resources Inc. 5100 Tennyson Pkwy., Ste. 1200 Plano, Texas 75024 Ph: (972) 673-2000 Fax: (972) 673-2150 Web Site: www.denbury.com Contact Us Phil Rykhoek Chief Executive Officer (972) 673-2050 phil.rykhoek@denbury.com Mark Allen Senior VP & CFO (972) 673-2007 mark.allen@denbury.com Laurie Burkes Investor Relations Manager (972) 673-2166 laurie.burkes@denbury.com About Forward-Looking Statements The data contained in this presentation that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Such statements may relate to, among other things, capital expenditures, drilling activity, development activities, production efforts and volumes, net asset values, proved reserves, potential reserves and anticipated production growth rates in our CO2 models, 2009 and 2010 production and expenditure estimates, availability and cost of equipment and services, and other enumerated reserve potential. These forward-looking statements are generally accompanied by words such as “estimated”, “projected”, “potential”, “anticipated”, “forecasted” or other words that convey the uncertainty of future events or outcomes. These statements are based on management’s current plans and assumptions and are subject to a number of risks and uncertainties as further outlined in our most recent 10-K and 10-Q. Therefore, the actual results may differ materially from the expectations, estimates or assumptions expressed in or implied by any forward-looking statement made by or on behalf of the Company. Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms and make certain disclosures in this presentation, such as potential and probable reserves, that the SEC’s guidelines strictly prohibit us from including in filings with the SEC.

In connection with the transaction, Denbury and Encore will file a joint proxy statement/prospectus and other documents with the Securities and Exchange Commission (“SEC”). Investors and security holders are urged to carefully read the definitive joint proxy statement/prospectus when it becomes available because it will contain important information regarding Denbury, Encore and the transaction. A definitive joint proxy statement/prospectus will be sent to stockholders of Denbury and Encore seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus (when available) and other documents filed by Denbury and Encore with the SEC at the SEC’s website, www.sec.gov. The definitive joint proxy statement/prospectus (when available) and such other documents relating to Denbury may also be obtained free-of-charge by directing a request to Denbury, Attn: Investor Relations, 5100 Tennyson Parkway, Suite 1200, Plano, Texas 75024, or from Denbury’s website, www.denbury.com. The definitive joint proxy statement/prospectus (when available) and such other documents relating to Encore may also be obtained free-of-charge by directing a request to Encore, Attn: Bob Reeves, 777 Main Street, Suite 1400, Fort Worth, Texas 76102, or from Encore’s website, www.encoreacq.com. Denbury, Encore and their respective directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information concerning the interests of the persons who may be “participants” in the solicitation will be set forth in the joint proxy statement/prospectus when it becomes available.

. Transaction Value – $4.5 Billion . $2.8 billion equity . $1.3 billion consolidated debt including ENP partnership ($1.0 billion parent only) . $0.4 billion minority interest of ENP partnership . 130 Million New Denbury Shares Issued at Assumed Share Price of $15.10 . 12% collar sets a range of 115 million – 146 million shares issued . Pro Forma Ownership . 67% Denbury at current Denbury share price (65% – 70% range with collar) . 33% Encore at current Denbury share price (30% – 35% range with collar) . Expected Closing in Q1 2010

. Significantly Expands Denbury’s Enhanced Oil Recovery (“EOR”) Potential . Encore owns mature legacy oil assets (6.0 billion barrels of OOIP) . More than doubles Denbury EOR upside potential . Extends anticipated peak EOR production several years . Anticipated timing of Rocky Mountain EOR compliments other DNR assets . Establishes New Core EOR Area in the Rockies . DOE estimates 1.3 to 3.2 billion barrels recoverable in three state region through EOR . Significant Additional Upside Potential Value in Two Prolific U.S. Shale Plays . Encore has one of the largest leasehold positions in the Bakken oil shale (300,000 net acres) . Over 19,000 net acres in the Haynesville shale

. Transaction is Meaningfully Accretive to Denbury’s Cash Flow Per Share . Solid Pro Forma Balance Sheet and Financial Flexibility . Anticipated sale of at least $500 million of asset sales planned to further enhance liquidity . Pro forma liquidity of $700 -$750 million . Combines Two Oil-Focused Companies . Materially Enhances Diversification, Size and Scale of the Combined Company . Increased size and scale should lower cost of capital over time . Improves all-in pro forma operating cost structure . DFW Presence Allows for Easier Transition . ENP Provides Alternative Financing Vehicle in Future

Current CO2 Sources & Pipelines

Transferring Gulf Coast CO_2 Success To Rockies



Bell Creek
30 MMBbls
Elk Basin
37 MMBbls
Cedar Creek Anticline
197 MMBbls
MT
ND
SD
ID
WY
EAC Proposed Pipeline
Lost Cabin
Estimated 1.3 to 3.2 Billion Barrels Recoverable with CO_2 EOR (1)
IL
IN
KY
Gulf Coast
380 MMBbls
MS
TX
LA
Delta Pipeline
Jackson Dome
Sonat MS Pipeline
Free State Pipeline
NEJD Pipeline
Green Pipeline
Estimated 3.4 to 7.5 Billion Barrels Recoverable with CO_2 EOR (1)

Denbury and Encore Operations

- —— Existing CO_2 Pipelines
- - - - CO_2 Pipelines Under Development
- ● EAC Fields With CO_2 Potential
- ★ Potential CO_2 Sources
- ★ CO_2 Contract Executed

(1) DOE 2005 and 2006 reports.

Denbury Resources Inc. 8

16,275 12,800 12,768 9,864 9,326 8,653 8,183 7,576 7,508 6,915 5,917 4,786 4,763 4,377 4,234 4,070 3,984 3,981 SWN MUR NBL RRC DNR+EAC STR HK UPL PXD NFX CLR PXP DNR FST COG EAC [1] SD XCO WLL XEC CXO 941 Oil reserves Gas reserves Note: All public market data as of 10/30/09. Balance sheet information as of most recent SEC filings pro forma for acquisitions, divestitures and recent capital markets activity. Proved reserves pro forma for announced acquisitions and divestitures [1] EAC enterprise value reflects transaction purchase price of $$50.00/share and reserve numbers are consolidated for ENP. EAC enterprise value includes the market value of the minority interest in ENP

Tertiary Floods Other – 68% Gulf Coast – 30% Other – 41% Tertiary Floods – 59% Bakken – 2% Tertiary Floods Other – 32% Gulf Coast – 33% Other – 25% Tertiary Floods –75% Haynesville – 6% Tertiary Floods Rockies – 23% Bakken – 6% (1) As of 12/31/08, adjusted for acquisitions and divestitures. Excludes other 2009 changes. Denbury Resources Inc. 10

(MMBoe) 700 644 600 500 400 380 300 264 200 100 0 DNR EAC DNR + EAC EAC Bell Creek Potential EAC Elk Basin Potential EAC Cedar Creek Potential DNR Potential DNR Proved (1) Proved, probable and possible reserve estimates as of 12/31/08.

(1) Proved plus probable tertiary oil reserves as of 12/31/08, including past production, based on a range of recovery factors. (2) Using mid-points of range. Denbury Resources Inc. 12

Encore Poised for Success in North Dakota . Over 300,000 Net Acres . 84 MMBoe of Upside Potential . Based on 2 wells per section only . Only includes reserves for one reservoir . 2 Operated Rigs Running Beginning of 2010 (1) Information based on Encore investor presentations and equity research.

Bakken Economics . Average Well Cost -$5 Million with a Goal to Reduce to $4 Million . Latest Werre Trust 21-3H Cost $4.1 million . Single stage frac’d that IP’D 1500 BOEPD . 7-day initial production 457 BOEPD . 30-day initial production 322 BOEPD . LOE = $6,500/well/mo . WI = 75%and NRI = 62% . Production Taxes Encore $4.5 Million Single Stage w/re-frac Industry $5.2 Million Multi Stage Oil & Gas Price 350 MBoe 350 MBoe 8/09 Strip (1) 77% 47% $60/$6 37% 23% $50/$5 23% 14% . 11.5% for oil . $0.174/mcf for gas . 10% differential to NYMEX oil price . 5% premium to NYMEX gas price . GOR assumed to be 1,000 scf/stb . Evaluating Economics of Multi-Stage Versus Single Stage Fracs Denbury Resources Inc. 15

Haynesville Acreage is in the Sweet Spot MARION CL CADDO Caspiana CADDO Elm Grove BOSSIER HARRISON TX LA 5,304 Net Acres 1,979 Net Acres WEBSTER GG CADDO T16N-R14W BIENVILLE T16N-R12W T16N-R11W RUSK PANOLA DE SOTO RED RIVER Greenwood Waskom SHELBY COGDOCHES 5,005 Net Acres SABINE 057,770 FEET PETRA 8/26/2009 7:47:37AM T15N-R13W T15N-R12W T15N-R11W Haynesville Kingston DE SOTO . Over 19,000 Total Net Acres 344 Net Acres Legend . 12,632 Net Acres in Heart of Play IP 2-10 mmcfd . 280 Horizontal Locations (160 ac) IP 10+ mmcfd DE SOTO 0 17,205 FEET . Target Well Cost: $7.5 Million Gross . 75 MMBoe Net Upside Reserves ROR for $7.5 Million Investment Greenwood NYMEX Gas Waskom Caspiana Elm Grove Price 5.0 BCFE 6.5 BCFE 7.5 BCFE $7.00/Mcf 25% 50% 75% $6.00/Mcf 15% 30% 45% $5.00/Mcf 7% 16% 25%

. $4.1 Billion Transaction (Excluding Minority Interest in ENP Partnership) . $2.0 billion equity consisting of 115 million -146 million shares . $0.8 billion cash . $1.3 billion assumed debt (1) . Full Financing Arranged by J.P. Morgan . Liquidity Provided Through a Underwritten Commitment for a New $1.6 Billion Credit Facility . $850-$900 million expected to be initially drawn . $375 Million Facility at Encore Energy Partners with $260 Million Initially Drawn . $1.25 Billion Bridge Facility in Place to Provide Additional Liquidity and to Backstop the Refinancing of Up to $825 Million of Existing Encore Notes . Anticipated Sale of at Least $500 Million of Select Non-Core Assets during 2010 (1) Consolidated figure includes ENP debt outstanding as of 9/30/09.

Consideration: . Encore Shareholders Will Receive Total Value Per Share Equal to: . $15.00 value per share in cash, plus . $35.00 value per share in Denbury common stock Collar: . The Stock Component of the Consideration is Subject to a 12% Collar . In Addition to $15.00 Per Share in Cash, Encore Shareholders Will Receive a Minimum of 2.07 or a Maximum of 2.63 Denbury Shares for Each Encore Share Election: . Encore Shareholder Can Elect to Receive Consideration in Cash or Stock, Subject to Total Proration of 70% Stock / 30% Cash Conditions: . Denbury Shareholder Approval . Encore Shareholder Approval . Hart Scott Rodino Approval . Financing and Other Customary Conditions Termination Fees: . $60 Million – Shareholder No Votes . $120 Million – Breakup . $300 Million -Financing

= Pro + Forma Enterprise Value (Billions) $4.9 $4.5 (1) $9.4 Proved Reserves (MMBoe) (2) 213 213 426 Oil % (2) 82% 66% 75% Proved Developed % (2) 59% 83% 71% Current Production (MBoe/d) 43 43 86 R/P 13.6 13.5 13.6 (1) Reflects transaction purchase price of $50.00/share. (2) 12/31/08 proved reserves adjusted for announced acquisitions and divestitures.

Year-to-Date 6/30/09 ($/Boe) ENCO2RE Pro Forma Percent Change LOE $16.59 $11.23 $14.23 -14% Production Tax, Marketing & Ad Valorem 2.09 4.00 2.93 40% G&A 5.83 3.64 4.87 -17% Exploration — 3.60 — NA Interest (Net) 2.83 4.65 3.64 28% Total Cash $27.34 $27.12 $25.67 -6%

($ Millions) Denbury 9/30/09 Combined Pro Forma 9/30/09 Denbury Credit Facility $20 $850 – $900 ENP Credit Facility 0 260 Denbury Senior Sub Notes 951 951 New/EAC Senior Sub Notes 0 1,250 GEL Financing And Other 250 250 Total Debt $1,221 $3,586 Shareholders’ Equity 1,755 3,826 Total Capitalization $3,011 $7,412 Liquidity and Credit Statistics Credit Facility Size (1) $750 $1,600 Availability Under Credit Facility (1) $730 $700 – $750 Debt / Book Cap 41% 48% (1) Excludes $375 million of facility size and $115 million availability under the ENP credit facility. Combined Hedge Positions* — Crude Oil

Downside Protection Term 1Q 2010 1Q 2010 2Q 2010 2Q 2010 3Q 2010 3Q 2010 4Q 2010 4Q 2010 2011 2011 2012 2012 Avg Price $56.49 $68.78 $71.66 $59.28 $71.66 $62.29 $71.66 $63.70 $76.97 $70.96 $77.90 $66.46 Term 1Q 2010 2Q 2010 3Q 2010 4Q 2010 2011 2012 Upside Limits Contract Bbls/d Cap 12,880 Cap 37,880 Cap 32,880 Cap 32,880 Cap 2,880 Cap 1,500 Avg Price $85.46 $78.70 $80.55 $87.35 $95.41 $81.12 Contract Swap Floor Swap Floor Swap Floor Swap Floor Swap Floor Swap Floor Bbls/d 32,645 24,405 7,645 49,405 7,645 44,405 7,645 44,405 2,645 12,405 3,645 5,145 * As of 11/1/09. Denbury Resources Inc. 22

Combined Hedge Positions* – Natural Gas Downside Protection Term 1Q 2010 1Q 2010 2Q 2010 2Q 2010 3Q 2010 3Q 2010 4Q 2010 4Q 2010 2011 2011 2012 2012 * As of 11/1/09. Avg Price $5.82 $7.68 $5.82 $7.68 $6.00 $6.74 $6.00 $6.74 $6.35 $6.31 $6.41 $6.76 Term 1Q 2010 2Q 2010 3Q 2010 4Q 2010 Upside Limits Contract Mcf/d Avg Price Cap 7,600 $9.58 Cap 7,600 $9.58 Cap 17,600 $7.69 Cap 17,600 $7.69 Denbury Resources Inc. 23 Contract Swap Floor Swap Floor Swap Floor Swap Floor Swap Floor Swap Floor Mcf/d 91,004 16,996 91,004 16,996 71,004 26,996 71,004 26,996 64,004 6,796 32,004 1,796 .

Encore’s Mature Legacy Oil Assets Excellent Fit with Denbury’s Strategy . Creates One of Largest EOR Recovery Platforms with Two Key Growth Areas . Enhances Denbury’s Position as World-Class CO2 Tertiary Company . Combination Positions Denbury for Robust Value Creation